Retirement Benefits - Schedule of Assumptions Used (Details)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Defined Benefit Plan, Weighted Average Assumptions Used in Calculating Benefit Obligation [Abstract]
Discount rate	5.00%	4.00%
Rate of compensation increase	3.00%	3.00%
Defined Benefit Plan, Weighted Average Assumptions Used in Calculating Net Periodic Benefit Cost [Abstract]
Discount rate	4.00%	4.50%
Expected long-term return on plan assets	6.00%	6.20%
Rate of compensation increase	3.00%	3.00%